Exhibit 99.2

                      TO BE COMPLETED BY EACH STOCKHOLDER
                  WHO RECEIVES LUNN COMMON STOCK IN THE MERGER

                               TRANSMITTAL LETTER
                                 (STOCKHOLDERS)
                                 --------------

[Surviving Corporation]
_______________________________

_______________________________
Attention: ____________________

Ladies and Gentlemen:

         The undersigned holder of Common Stock of TPG Holdings, Inc. ("TPG"), Preferred Stock of TPG or Common Stock of Lunn Industries, Inc. ("Lunn") hereby acknowledges that he, she or it has received and reviewed (1) the Proxy Statement/Prospectus dated ___________________, 1997 (hereinafter referred to as the "Prospectus/Proxy Statement") and (2) the Acquisition Agreement and Plan of Merger dated as of June 6, 1997 as amended by amendment dated August 22, 1997 by and among Lunn Industries, Inc. ("Lunn") and TPG (hereinafter referred to as the "Acquisition Agreement") attached as Annex A to the Proxy Statement/Prospectus. Pursuant to the terms of the Acquisition Agreement, TPG will merge with and into Lunn (the "Merger"), with Lunn as the surviving corporation (the "Surviving Corporation"). Capitalized terms used but not otherwise defined herein shall have the same meanings as are ascribed to them in the Acquisition Agreement.

1. This Transmittal Letter should be completed, signed and mailed or delivered with the certificate(s) (and stock powers executed in blank as described below) of the undersigned that previously represented shares of TPG Common Stock, TPG Preferred Stock and Lunn Common Stock to ______________ of American Stock Transfer & Trust Co.
at the following address:

                          ____________________________
                          ____________________________
                          ____________________________

2. The undersigned hereby delivers to the Surviving Corporation (1) the below-described certificate(s), which are enclosed herewith, together with duly executed stock powers relating thereto, in exchange for (A) with respect to holders of TPG Common Stock, a number (expressed as a decimal) of shares of Surviving Corporation Common Stock equal to the TPG Exchange Ratio (determined in accordance with the Acquisition Agreement) for each such surrendered share of TPG Common Stock, (B) one share of Surviving Corporation Preferred Stock for each such surrendered share of TPG Preferred Stock (C) with respect to holders of Lunn Common Stock, a number (expressed as a

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decimal)  of shares of  Surviving  Corporation  Common  Stock  equal to the Lunn
Exchange Ratio (determined in accordance with the Acquisition Agreement) for each such surrendered share of Lunn Common Stock and (D) cash in lieu of
fractional   shares  of  Surviving   Corporation   Common  Stock  determined  by
multiplying the fractional interest to which the undersigned would otherwise be entitled by the Closing Price of the Lunn Common Stock on the Nasdaq SmallCap Market on the trading day immediately before the Effective Time, as provided in the Acquisition Agreement.

3. The undersigned hereby warrants that the undersigned is the legal owner, free and clear of all liens and encumbrances, of the shares of TPG Common Stock and/or TPG Preferred Stock, respectively, described below and that the undersigned has full authority to deliver to you the certificate(s) identified below and that such delivery does not require the consent of any third party. The undersigned will, upon request, execute any additional documents reasonably necessary to complete the delivery of such certificate(s). The undersigned acknowledges and agrees that the other Lunn Stockholders and TPG Stockholders shall, respectively, be third party beneficiaries of the foregoing representation. The undersigned shall indemnify each and every Lunn Stockholder or TPG Stockholder from any damages incurred by such Lunn Stockholder or TPG Stockholder, as the case may be, as a result of any inaccuracy in such representation.

         Please issue (1) the shares of Surviving Corporation Common Stock the undersigned is entitled to receive, (2) the share of Surviving Corporation Preferred Stock the undersigned is entitled to receive, and (3) a check in payment for fractional shares in the name of the registered owner, and please mail such shares and checks to the registered owner at the address specified below.

 -------------------------------------------------------------------------------------------------------------------
|                                        DESCRIPTION OF CERTIFICATE(S) DELIVERED                                    |
|                                              (See Instructions 2 and 3)                                           |
|-------------------------------------------------------------------------------------------------------------------|
|                                                   TPG COMMON STOCK                                                |
|-------------------------------------------------------------------------------------------------------------------|
|                                                              |                     | Number of Shares of Common   |
|                 Name of Registered owner                     |     Certificate     |  Stock Represented by Such   |
|             (as they appear on certificate(s)                |        Number       |         Certificate          |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |   Total Shares of   |                              |
|                                                              |    Common Stock     |                              |
 -------------------------------------------------------------- --------------------- ------------------------------

 -------------------------------------------------------------------------------------------------------------------
|                                        DESCRIPTION OF CERTIFICATE(S) DELIVERED                                    |
|                                              (See Instructions 2 and 3)                                           |
|-------------------------------------------------------------------------------------------------------------------|
|                                                   TPG PREFERRED STOCK                                             |
|-------------------------------------------------------------------------------------------------------------------|
|                                                              |                     | Number of Shares of Common   |
|                 Name of Registered owner                     |     Certificate     |  Stock Represented by Such   |
|             (as they appear on certificate(s)                |        Number       |         Certificate          |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |   Total Shares of   |                              |
|                                                              |    Common Stock     |                              |
 -------------------------------------------------------------- --------------------- ------------------------------


 -------------------------------------------------------------------------------------------------------------------
|                                        DESCRIPTION OF CERTIFICATE(S) DELIVERED                                    |
|                                              (See Instructions 2 and 3)                                           |
|-------------------------------------------------------------------------------------------------------------------|
|                                                   LUNN COMMON STOCK                                                |
|-------------------------------------------------------------------------------------------------------------------|
|                                                              |                     | Number of Shares of Common   |
|                 Name of Registered owner                     |     Certificate     |  Stock Represented by Such   |
|             (as they appear on certificate(s)                |        Number       |         Certificate          |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |                     |                              |
|                                                              |                     |                              |
|--------------------------------------------------------------|---------------------|------------------------------|
|                                                              |   Total Shares of   |                              |
|                                                              |    Common Stock     |                              |
 -------------------------------------------------------------- --------------------- ------------------------------

 ------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
| _____________________________________________________________________________|
|                                                                              |
| _____________________________________________________________________________|
|                (Signature(s) of Owner(s)) (See Instruction 2)                |
|                                                                              |
|(Must be signed by registered owner(s) exactly as name(s) appear(s) on stock | |certificate(s). If signature is by attorney, executor, administrator, trustee | |or guardian or others acting in a fiduciary capacity, please set forth full |
|title and see Instruction 2.)                                                 |
|                                                                              |
|Name(s)                                                                       |
|                                                                              |
|                                                                              |
|                                (Please Print)                                |
|                                                                              |
|Address                                                                       |
|                                                                              |
|                                                                              |
| _____________________________________________________________________________|
|                              (Include Zip Code)                              |
|                                                                              |
|                                                                              |
|                                   ___________________________________________|
|(Area Code and Telephone No.)      (Tax Identification or Social Security No.)|
|                                                                              |
|                                                                              |
|                            Dated _______________                             |
|                                                                              |
 ------------------------------------------------------------------------------


                               (See Instruction 7)
 --------------------------------------------------------------------------------------------------------------------
|PAYER'S NAME                                  [Surviving Corporation]                                               |
|--------------------------------------------------------------------------------------------------------------------|
|SUBSTITUTE                                   |                                   |                                  |
|                                             |Part 1 - PLEASE  PROVIDE  YOUR TIN |          _______________         |
|Form W-9                                     |(SOCIAL  SECURITY  NUMBER)  IN THE |      Social Security Number      |
|                                             |BOX  AT  RIGHT  AND   CERTIFY   BY |OR                                |
|Department of the Treasury                   |SIGNING AND DATING BELOW           |  ______________________________  |
|Internal Revenue Service                     |                                   |  Employer Identification Number  |
|Payer's Request for Taxpayer                 |                                   |                                  |
|Identification Number [TIN]                  |                                   |                                  |
|                                             |----------------------------------------------------------------------|
|                                             |                                                                      |
|                                             |Part 2 - Check the box if you are NOT  subject to backup  withholding |
|                                             |under the provisions of Section 3406(a)(1)(C) of the Internal Revenue |
|                                             |Code because (1) you have not been  notified  that you are subject to |
|                                             |backup  withholding  as a result of failure to report all interest or |
|                                             |dividends or (2) the Internal  Revenue  Service has notified you that |
|                                             |you are no longer subject to backup withholding                  [ ]  |
|                                             |                                                                      |
|                                             |---------------------------------------------------- -----------------|
|                                             |                                                    |                 |
|                                             |CERTIFICATION  - UNDER THE PENALTIES OF PERJURY,  I |                 |
|                                             |CERTIFY THAT THE INFORMATION  PROVIDED ON THIS FORM |                 |
|                                             |IS TRUE, CORRECT, AND COMPLETE                      |Part 3 -         |
|                                             |                                                    |                 |
|                                             |SIGNATURE                           DATE            |                 |
|                                             |                                                    |Awaiting TIN [ ] |
 --------------------------------------------- ---------------------------------------------------- -----------------

                                  INSTRUCTIONS


         1. Delivery of Transmittal Letter and Certificates. This Transmittal Letter or a photocopy hereof, filled in and signed, must be used in connection with a delivery of certificates.

         The method of delivery of all documents is at the option and risk of the stockholder, but it is recommended that documents be delivered either personally or by registered mail properly insured with return receipt requested.

         2. Signatures on Letter of Transmittal and Endorsements. In case of endorsement or signatures by executors, administrators, trustees, guardians, attorneys, corporations and the like, the certificates delivered must be accompanied by evidence satisfactory to the Surviving Corporation of authority of the person to make the endorsement, or to sign, together with all supporting documents necessary to validate the delivery. If certificates are delivered by joint holders or owners, all such persons must sign. If certificates are registered in different forms, it will be necessary to fill in, sign and submit as many separate Transmittal Letters or photocopies thereof as there are different registrations of certificates.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate number(s) and the number of shares of TPG Common Stock, TPG Preferred Stock and Lunn Common Stock should be listed on a separate signed schedule attached hereto.

         4. Deposit of Certificates. Issuance of shares of Surviving Corporation Common Stock and Surviving Corporation Preferred Stock and payment for fractional shares will be made only against deposit of the certificates of TPG Common Stock, TPG Preferred Stock and Lunn Common Stock to be exchanged therefor with the Surviving Corporation as set forth herein.

         5. Lost or Stolen Certificates. Please notify American Stock Transfer & Trust Co. in writing at its address set forth above for the procedure to be followed if any certificate has been lost, stolen, destroyed or mutilated and replacement instructions will be mailed to you.

         6. Dissenters Rights. Stockholders who are seeking to exercise their dissenters rights under the Delaware General Corporation Law should not deliver certificates for shares pursuant to this Transmittal Letter.

         7. Substitute Form W-9. If you have previously provided TPG or Lunn with your social security number or other taxpayer identification number on Form W-9 or certified therein that you are not subject to back-up withholding, you should complete the substitute Form W-9 included herein.

         All questions with respect to this Transmittal Letter will be determined by American Stock Transfer & Trust Co., which determinations shall be conclusive and binding. Questions should be directed to ____________________ at American Stock Transfer & Trust Co., which determinations shall be conclusive and binding. Questions should be directed to _____________________ at American Stock Transfer & Trust Co. at the address set forth above or by telephone at (____) ________.

         Additional copies of this Transmittal Letter may be obtained from American Stock Transfer & Trust Co. at its address set forth above. Photocopies of this Transmittal Letter will be accepted, however.


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